Exhibit 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. § 1350, as Adopted as Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Spansion Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i.) the Annual Report on Form 10-K of the Company for the year ended December 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii.) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2008	/S/ BERTRAND F. CAMBOU
Bertrand F. Cambou President and Chief Executive Officer